                                                                    EXHIBIT 99.2

                    [LOGO OF BANC OF AMERICA SECURITIES LLC]

--------------------------------------------------------------------------------

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10

                                COLLATERAL ANNEX

                              SEPTEMBER 29th, 2004

                                TABLE OF CONTENTS

                  -  DESCRIPTION OF TOTAL MORTGAGE LOANS          2
                  -  DESCRIPTION OF FIXED MORTGAGE LOANS          17
                  -  DESCRIPTION OF ADJUSTABLE MORTGAGE LOANS     28

- For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

SUMMARY                                                                 TOTAL               MINIMUM               MAXIMUM
-------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance             $ 1,439,571,465.12
Number of Loans                                                               7,132
Average Original Loan Balance                                    $       201,874.96    $        20,000.00    $     1,000,000.00
Average Current Loan Balance                                     $       201,846.81    $         1,150.00    $     1,000,000.00
(1) Weighted Average Combined Original LTV                                    83.25%                14.15%               100.00%
(1) Weighted Average Gross Coupon                                             6.818%                4.125%               10.375%
(2) Weighted Average Gross Margin                                             4.802%                2.875%                8.000%
(2) Weighted Average Term to Next Rate Adjustment Date (months)                  30                     4                    61
(1) Weighted Average Remaining Term to Maturity (months)                        358                   175                   360
(1) Weighted Average Credit Score                                               649                   540                   813

   (1) Weighted Average reflected in Total.
   (2) Weighted Average reflected in the Adjustable Mortgage Loans.

                                                                       PERCENT OF STATISTICAL
                                                                             CUT-OFF DATE
                                             RANGE                        PRINCIPAL BALANCE
                                             ------------------        ----------------------
Product Type                                 Adjustable                       90.64%
                                             Fixed                             9.36%

IO Loan %                                                                     58.85%
Lien                                         First                           100.00%
                                             Second                            0.00%

Property Type                                SFR                              68.03%
                                             2-4 Family                        5.30%
                                             PUD                              19.35%
                                             Condominium                       7.32%

Occupancy Status                             Owner Occupied                   96.86%
                                             Non-Owner Occupied                2.41%
                                             Second Home                       0.73%

Geographic Distribution                      California                       39.29%
                                             Florida                           5.91%
                                             Texas                             4.74%
                                             Illinois                          4.54%
                                             New York                          4.24%

Number of States (including DC)                                                  48
Largest Zip Code Concentration               91913                             0.46%
Loans with Prepayment Penalties                                               82.62%
Loans with Primary Mortgage Insurance                                         20.92%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

RANGE OF MORTGAGE COUPONS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.          GROSS
    MORTGAGE COUPONS                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                            3      $       802,800        0.06%          49.35%          4.412%
4.501 - 5.000                           40           11,314,682        0.79           46.22           4.854
5.001 - 5.500                          257           71,454,431        4.96           46.99           5.386
5.501 - 6.000                          836          225,793,572       15.68           46.30           5.852
6.001 - 6.500                        1,261          311,659,905       21.65           45.01           6.329
6.501 - 7.000                        1,450          307,928,023       21.39           43.02           6.821
7.001 - 7.500                        1,184          216,810,405       15.06           41.95           7.319
7.501 - 8.000                        1,043          163,184,215       11.34           41.57           7.803
8.001 - 8.500                          574           77,547,003        5.39           40.61           8.309
8.501 - 9.000                          361           41,620,454        2.89           39.18           8.773
9.001 - 9.500                           98            9,367,507        0.65           38.95           9.271
9.501 - 10.000                          24            2,050,470        0.14           36.22           9.709
10.001 - 10.500                          1               38,000        0.00            0.00          10.375
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
    MORTGAGE COUPONS                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         679            80.00%           360             359               1
4.501 - 5.000                         695            73.93            360             360               0
5.001 - 5.500                         693            78.58            360             360               0
5.501 - 6.000                         679            79.33            360             359               0
6.001 - 6.500                         663            80.74            359             359               0
6.501 - 7.000                         647            83.17            358             358               0
7.001 - 7.500                         633            86.00            358             358               0
7.501 - 8.000                         616            87.65            358             358               0
8.001 - 8.500                         611            89.10            357             357               0
8.501 - 9.000                         606            90.01            356             356               0
9.001 - 9.500                         595            89.42            358             358               0
9.501 - 10.000                        640            92.28            355             355               0
10.001 - 10.500                       726            95.00            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
       COMBINED ORIGINAL           MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
               LTV                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
10.001 - 15.000                          1      $        30,000        0.00%          36.00%          8.750%
15.001 - 20.000                          1               60,000        0.00            0.00           7.375
20.001 - 25.000                          5              573,000        0.04           29.02           6.570
25.001 - 30.000                          7              517,654        0.04           31.55           7.022
30.001 - 35.000                          9            1,625,727        0.11           26.26           6.534
35.001 - 40.000                         11            1,335,250        0.09           47.59           7.375
40.001 - 45.000                         32            3,437,603        0.24           36.19           7.065
45.001 - 50.000                         38            5,245,113        0.36           38.12           6.726
50.001 - 55.000                         58           10,514,289        0.73           41.74           6.746
55.001 - 60.000                         75           13,992,754        0.97           41.64           6.627
60.001 - 65.000                        136           30,063,380        2.09           40.67           6.584
65.001 - 70.000                        190           38,115,559        2.65           40.83           6.831
70.001 - 75.000                        249           57,734,959        4.01           38.97           6.803
75.001 - 80.000                      3,175          681,277,960       47.33           45.99           6.347
80.001 - 85.000                        623          113,518,686        7.89           41.02           7.395
85.001 - 90.000                      1,020          195,201,312       13.56           41.52           7.348
90.001 - 95.000                        803          165,785,725       11.52           41.36           7.135
95.001 - 100.000                       699          120,542,496        8.37           43.77           7.720
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
       COMBINED ORIGINAL            CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
               LTV                   SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
10.001 - 15.000                       562            14.15%           360             360               0
15.001 - 20.000                       567            18.35            360             360               0
20.001 - 25.000                       671            22.95            346             346               0
25.001 - 30.000                       619            28.05            325             325               1
30.001 - 35.000                       630            32.94            356             355               0
35.001 - 40.000                       602            38.17            352             352               0
40.001 - 45.000                       624            43.37            345             345               0
45.001 - 50.000                       616            48.23            354             353               0
50.001 - 55.000                       616            52.60            350             349               0
55.001 - 60.000                       632            58.06            356             356               0
60.001 - 65.000                       623            63.61            358             357               0
65.001 - 70.000                       619            68.74            355             355               0
70.001 - 75.000                       632            73.73            357             357               0
75.001 - 80.000                       659            79.77            359             359               0
80.001 - 85.000                       608            84.45            359             359               0
85.001 - 90.000                       629            89.56            359             359               0
90.001 - 95.000                       669            94.62            358             358               0
95.001 - 100.000                      669            99.92            359             359               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PRINCIPAL BALANCE             LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
<= 50,000.00                           224      $     9,427,704        0.65%          35.10%          7.960%
50,000.01 - 100,000.00               1,335          104,802,320        7.28           40.16           7.563
100,000.01 - 150,000.00              1,674          209,163,660       14.53           42.60           7.195
150,000.01 - 200,000.00              1,268          220,546,027       15.32           44.02           6.937
200,000.01 - 250,000.00                813          182,332,830       12.67           44.80           6.789
250,000.01 - 300,000.00                547          150,212,800       10.43           46.04           6.695
300,000.01 - 350,000.00                360          117,025,188        8.13           45.80           6.684
350,000.01 - 400,000.00                265           99,492,897        6.91           45.70           6.546
400,000.01 - 450,000.00                190           80,954,792        5.62           44.35           6.424
450,000.01 - 500,000.00                110           52,490,784        3.65           43.96           6.578
500,000.01 - 550,000.00                115           60,715,799        4.22           41.86           6.478
550,000.01 - 600,000.00                 99           56,901,168        3.95           42.30           6.451
600,000.01 - 650,000.00                 45           28,360,211        1.97           41.01           6.327
650,000.01 - 700,000.00                 28           18,990,150        1.32           40.25           6.345
700,000.01 - 750,000.00                 24           17,490,805        1.22           40.39           6.521
750,000.01 >=                           35           30,664,330        2.13           38.49           6.364
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PRINCIPAL BALANCE             SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
<= 50,000.00                          618            77.46%           341             341               0
50,000.01 - 100,000.00                624            83.22            354             353               0
100,000.01 - 150,000.00               634            83.94            357             356               0
150,000.01 - 200,000.00               638            83.99            359             359               0
200,000.01 - 250,000.00               645            83.84            359             359               0
250,000.01 - 300,000.00               647            83.16            359             359               0
300,000.01 - 350,000.00               655            84.67            360             360               0
350,000.01 - 400,000.00               661            84.75            359             358               0
400,000.01 - 450,000.00               664            84.23            360             360               0
450,000.01 - 500,000.00               658            84.64            360             360               0
500,000.01 - 550,000.00               663            81.77            360             360               0
550,000.01 - 600,000.00               674            80.97            360             360               0
600,000.01 - 650,000.00               675            79.11            360             360               0
650,000.01 - 700,000.00               687            79.22            360             360               0
700,000.01 - 750,000.00               681            78.53            360             360               0
750,000.01 >=                         697            72.76            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

ORIGINAL TERM TO MATURITY

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
       ORIGINAL TERM TO            MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
           MATURITY                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
180                                    117      $    11,337,753        0.79%          38.01%          7.380%
240                                      4              374,886        0.03           36.71           7.660
360                                  7,011        1,427,858,827       99.19           43.67           6.813
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
       ORIGINAL TERM TO             CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
           MATURITY                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
180                                   628            76.87%           180             180               0
240                                   642            88.42            240             239               1
360                                   649            83.29            360             360               0
TOTAL:                                649            83.25%           359             358               0

REMAINING TERM TO MATURITY

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
       REMAINING TERM TO           MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
           MATURITY                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
175 - 180                              117      $    11,337,753        0.79%          38.01%          7.380%
235 - 240                                4              374,886        0.03           36.71           7.660
355 - 360                            7,011        1,427,858,827       99.19           43.67           6.813
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
       REMAINING TERM TO            CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
           MATURITY                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
175 - 180                             628            76.87%           180             180               0
235 - 240                             642            88.42            240             239               1
355 - 360                             649            83.29            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

CREDIT SCORE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       CREDIT SCORE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
501 - 550                              239      $    33,108,995        2.30%          41.12%          7.918%
551 - 600                            1,407          221,092,742       15.36           41.23           7.627
601 - 650                            2,728          522,928,148       36.33           44.30           6.827
651 - 700                            1,773          412,583,052       28.66           44.01           6.535
701 - 750                              732          184,986,857       12.85           43.98           6.435
751 - 800                              240           61,711,321        4.29           44.13           6.298
801 - 850                               13            3,160,350        0.22           45.56           6.490
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       CERDIT SCORE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
501 - 550                             545            76.60%           356             356               0
551 - 600                             575            80.52            358             358               0
601 - 650                             627            83.67            358             358               0
651 - 700                             673            84.06            359             359               0
701 - 750                             721            84.22            359             359               0
751 - 800                             769            84.46            360             360               0
801 - 850                             806            86.40            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

PROPERTY TYPE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PROPERTY TYPE                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
SFR                                  5,115      $   979,309,178       68.03%          43.06%          6.882%
PUD                                  1,196          278,593,644       19.35           44.58           6.635
Condo                                  493           99,967,503        6.94           45.24           6.671
Units 2-4                              306           76,318,740        5.30           45.67           6.833
Condo >4                                22            5,382,400        0.37           38.16           7.083
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PROPERTY TYPE                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
SFR                                   645            83.26%           358             358               0
PUD                                   654            82.76            359             359               0
Condo                                 663            82.91            359             359               0
Units 2-4                             671            85.31            359             359               0
Condo >4                              649            82.58            360             360               0
TOTAL:                                649            83.25%           359             358               0

OCCUPANCY STATUS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       OCCUPANCY STATUS              LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Owner Occupied                       6,847      $ 1,394,414,950       96.86%          43.68%          6.809%
Non-Owner Occupied                     233           34,689,837        2.41           40.87           7.118
Second Home                             52           10,466,678        0.73           45.15           6.926
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       OCCUPANCY STATUS              SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Owner Occupied                        648            83.25%           359             358               0
Non-Owner Occupied                    685            82.68            357             357               0
Second Home                           688            84.64            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

DOCUMENTATION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       DOCUMENTATION                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Full Documentation                   5,408      $ 1,095,242,523       76.08%          44.22%          6.718%
Stated                               1,118          193,802,855       13.46           40.92           7.179
Stated +                               416          117,675,462        8.17           42.28           7.009
No Documentation                       111           14,798,710        1.03           47.12           7.984
Limited                                 79           18,051,916        1.25           44.80           6.765
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       DOCUMENTATION                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Full Documentation                    646            82.34%           359             359               0
Stated                                642            83.92            356             356               0
Stated +                              677            91.25            359             359               0
No Documentation                      710            79.94            360             360               0
Limited                               667            81.66            360             360               0
TOTAL:                                649            83.25%           359             358               0

LOAN PURPOSE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       LOAN PURPOSE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Purchase                             4,039      $   864,870,684       60.08%          45.01%          6.623%
C/O Refi                             2,494          467,557,849       32.48           41.53           7.129
R/T Refi                               597          106,769,232        7.42           41.59           7.023
Construction Permit                      2              373,700        0.03           29.90           7.389
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       LOAN PURPOSE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Purchase                              665            84.19%           360             360               0
C/O Refi                              624            81.57            357             356               0
R/T Refi                              631            82.94            356             356               0
Construction Permit                   642            84.11            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

PRODUCT TYPE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PRODUCT TYPE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
2/28 ARM IO                          2,196      $   552,021,358       38.35%          46.90%          6.591%
2/28 ARM                             2,115          345,372,388       23.99           40.95           7.241
30 YR FIXED                            769          110,401,145        7.67           39.60           7.480
3/27 ARM IO                            580          130,436,634        9.06           46.09           6.517
5/25 ARM IO                            531          129,616,039        9.00           41.83           6.365
3/27 ARM                               500           92,472,486        6.42           39.94           6.996
5/25 ARM                               148           30,563,139        2.12           39.54           6.619
15 YR FIXED                            112           10,440,453        0.73           37.72           7.383
6Mo ARM IO                              93           21,504,203        1.49           40.68           5.864
30 YR FIXED IO                          67           12,644,279        0.88           42.70           7.287
1/29 ARM                                 6            1,529,132        0.11           43.84           7.303
6Mo ARM                                  5            1,189,225        0.08           46.79           6.808
20 YR FIXED                              4              374,886        0.03           36.71           7.660
15/30 BALLOON IO                         3              335,000        0.02           38.85           7.452
15 YR FIXED IO                           2              562,300        0.04           43.00           7.292
2/28 ARM DIVIDEND                        1              108,800        0.01           54.00           6.500
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PRODUCT TYPE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
2/28 ARM IO                           652            83.06%           360             360               0
2/28 ARM                              632            85.51            360             360               0
30 YR FIXED                           646            83.12            360             360               0
3/27 ARM IO                           654            82.64            360             360               0
5/25 ARM IO                           680            79.85            360             360               0
3/27 ARM                              642            84.36            360             360               0
5/25 ARM                              671            79.93            360             360               0
15 YR FIXED                           624            76.18            180             180               0
6Mo ARM IO                            653            81.07            360             360               0
30 YR FIXED IO                        653            80.96            360             360               0
1/29 ARM                              608            79.53            360             360               0
6Mo ARM                               635            85.04            360             360               0
20 YR FIXED                           642            88.42            240             239               1
15/30 BALLOON IO                      603            63.12            180             180               0
15 YR FIXED IO                        705            97.92            180             179               1
2/28 ARM DIVIDEND                     546            80.00            360             359               1
TOTAL:                                649            83.25%           359             358               0

Note: All Interest Only Loans have an Interest Only Term of 5 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

LIEN POSITION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       LIEN POSITION                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1                                    7,132      $ 1,439,571,465      100.00%          43.62%          6.818%
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       LIEN POSITION                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
1                                     649            83.25%           359             358               0
TOTAL:                                649            83.25%           359             358               0

PREPAYMENT PENALTY TERM

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.          GROSS
   PREPAYMENT PENALTY                LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
0                                    1,305      $   250,171,409       17.38%          41.62%          7.082%
12                                     262           69,613,732        4.84           41.56           7.056
24                                   3,460          726,213,319       50.45           44.50           6.757
36                                   2,104          393,438,605       27.33           43.54           6.719
48                                       1              134,400        0.01           54.00           4.875
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
   PREPAYMENT PENALTY                SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
0                                     650            84.42%           358             357               0
12                                    655            82.62            359             359               0
24                                    647            83.33            360             360               0
36                                    651            82.45            356             356               0
48                                    620            80.00            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

GEOGRAPHIC DISTRIBUTION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
       GEOGRAPHICAL                 MORTGAGE       PRINCIPAL        PRINCIPAL          W.A.           GROSS
       DISTRIBUTION                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
California                           1,756      $   565,573,208       39.29%          44.84%          6.431%
Florida                                523           85,104,776        5.91           43.04           7.198
Texas                                  488           68,239,597        4.74           41.10           7.033
Illinois                               361           65,291,180        4.54           43.19           7.059
New York                               238           61,098,957        4.24           39.25           6.974
Michigan                               334           47,064,428        3.27           42.96           7.328
Minnesota                              244           44,946,668        3.12           43.54           6.918
Ohio                                   355           41,902,591        2.91           40.56           7.447
Colorado                               188           39,395,646        2.74           44.92           6.528
Georgia                                251           39,127,355        2.72           41.76           7.107
Washington                             180           32,301,726        2.24           45.35           6.813
Nevada                                 138           29,443,578        2.05           43.66           6.871
Maryland                               127           28,294,445        1.97           44.32           6.960
New Jersey                             120           27,757,832        1.93           43.71           7.202
Massachusetts                          104           26,669,603        1.85           48.08           6.862
Oregon                                 166           26,510,700        1.84           42.34           6.748
North Carolina                         177           25,408,018        1.76           43.18           7.026
Virginia                                88           19,429,466        1.35           43.78           7.009
Pennsylvania                           144           18,418,407        1.28           38.57           7.381
Arizona                                111           18,169,159        1.26           41.27           6.849
Tennessee                              157           16,552,631        1.15           43.80           7.325
Indiana                                142           13,954,498        0.97           40.75           7.417
Missouri                               116           13,446,344        0.93           42.25           7.473
Utah                                    88           12,477,176        0.87           45.56           6.847
Wisconsin                               95           12,279,868        0.85           40.49           7.332
South Carolina                          63            8,038,118        0.56           42.44           7.078
Connecticut                             37            7,246,076        0.50           46.10           7.271
Rhode Island                            30            5,768,625        0.40           49.26           6.886
Kentucky                                54            5,636,853        0.39           39.72           7.354
Alabama                                 37            4,534,453        0.31           38.98           7.230
New Hampshire                           17            4,016,620        0.28           41.13           7.055
Oklahoma                                34            3,961,435        0.28           37.33           7.586
Maine                                   24            3,756,528        0.26           46.00           7.186
Kansas                                  22            3,456,442        0.24           44.83           7.246
Louisiana                               23            2,435,721        0.17           43.28           7.292
New Mexico                              16            2,130,315        0.15           42.71           6.947
Arkansas                                15            1,933,239        0.13           44.99           7.199
Iowa                                    22            1,576,962        0.11           39.99           8.061
Idaho                                   12            1,354,571        0.09           45.99           6.777
Nebraska                                11            1,327,352        0.09           37.59           7.598
District of Columbia                     4            1,002,700        0.07           48.34           7.483
West Virginia                            7              938,750        0.07           44.81           7.400
Delaware                                 2              397,400        0.03           41.56           7.516
Wyoming                                  3              344,600        0.02           49.90           7.346
Montana                                  3              332,950        0.02           33.61           6.170
South Dakota                             3              306,400        0.02           46.51           6.973
Vermont                                  1              132,000        0.01           55.00           5.250
North Dakota                             1               85,500        0.01           34.00           6.750
TOTAL:                               7,132      $ 1,439,571,465      100.00%          43.62%          6.818%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
       GEOGRAPHICAL                 CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       DISTRIBUTION                  SCORE           LTV            MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
California                            662            80.89%           359             359               0
Florida                               641            84.41            359             358               0
Texas                                 642            82.84            351             351               0
Illinois                              643            85.09            359             359               0
New York                              656            85.82            359             359               0
Michigan                              629            86.61            359             359               0
Minnesota                             640            85.01            359             359               0
Ohio                                  629            88.57            356             356               0
Colorado                              648            83.38            360             360               0
Georgia                               636            85.18            360             360               0
Washington                            645            83.03            359             359               0
Nevada                                633            80.54            359             358               0
Maryland                              640            83.34            360             360               0
New Jersey                            644            83.41            360             359               0
Massachusetts                         653            83.26            360             360               0
Oregon                                651            83.17            360             360               0
North Carolina                        641            85.64            360             360               0
Virginia                              627            82.53            360             359               0
Pennsylvania                          634            87.82            359             359               0
Arizona                               643            83.53            358             358               0
Tennessee                             625            84.17            355             355               0
Indiana                               631            89.60            358             357               0
Missouri                              639            86.88            357             357               0
Utah                                  654            85.90            359             358               0
Wisconsin                             633            87.20            352             352               0
South Carolina                        632            85.67            360             360               0
Connecticut                           641            85.53            360             360               0
Rhode Island                          639            81.40            356             356               0
Kentucky                              632            89.76            351             351               0
Alabama                               640            84.46            350             350               0
New Hampshire                         675            87.41            360             360               0
Oklahoma                              623            86.66            324             324               0
Maine                                 652            84.82            360             360               0
Kansas                                635            88.85            360             360               0
Louisiana                             623            84.91            360             360               0
New Mexico                            650            82.42            360             360               0
Arkansas                              646            81.89            360             360               0
Iowa                                  616            88.07            357             357               0
Idaho                                 672            84.81            360             360               0
Nebraska                              620            87.35            360             359               1
District of Columbia                  641            90.40            360             360               0
West Virginia                         640            87.94            360             360               0
Delaware                              631            91.41            360             360               0
Wyoming                               591            81.18            360             360               0
Montana                               702            80.00            360             360               0
South Dakota                          698            93.84            360             360               0
Vermont                               622            80.00            360             359               1
North Dakota                          609            77.73            360             360               0
TOTAL:                                649            83.25%           359             358               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

RANGE OF GROSS MARGINS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       GROSS MARGIN                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
2.501 - 3.000                           21      $     6,235,450        0.48%          35.47%          5.505%
3.001 - 3.500                          332           99,273,091        7.61           43.56           5.735
3.501 - 4.000                          870          239,145,586       18.33           46.11           5.978
4.001 - 4.500                        1,075          240,110,971       18.40           46.43           6.374
4.501 - 5.000                          999          206,347,691       15.81           44.22           6.732
5.001 - 5.500                        1,043          210,121,797       16.10           42.73           7.093
5.501 - 6.000                          914          169,185,415       12.97           42.02           7.501
6.001 - 6.500                          572           90,542,265        6.94           41.22           7.981
6.501 - 7.000                          256           33,822,818        2.59           39.84           8.441
7.001 - 7.500                           82            8,759,709        0.67           40.08           8.867
7.501 - 8.000                           11            1,268,610        0.10           36.84           9.317
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       GROSS MARGIN                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         729            60.76%           360             360               0
3.001 - 3.500                         715            76.80            360             360               0
3.501 - 4.000                         676            78.04            360             360               0
4.001 - 4.500                         651            78.85            360             360               0
4.501 - 5.000                         646            82.49            360             360               0
5.001 - 5.500                         640            88.39            360             360               0
5.501 - 6.000                         620            90.45            360             360               0
6.001 - 6.500                         612            91.20            360             360               0
6.501 - 7.000                         594            91.03            360             360               0
7.001 - 7.500                         577            89.82            360             360               0
7.501 - 8.000                         567            89.91            360             359               1
TOTAL:                                649            83.33%           360             360               0

INITIAL PERIODIC RATE CAP

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       INITIAL CAP                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1.000                                   98      $    22,693,428        1.74%          40.94%          5.914%
2.000                                    6            1,529,132        0.12           43.84           7.303
3.000                                6,071        1,280,590,843       98.14           44.08           6.766
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       INITIAL CAP                   SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
1.000                                 652            81.27%           360             360               0
2.000                                 608            79.53            360             360               0
3.000                                 649            83.37            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

PERIODIC RATE CAP

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PERIODIC CAP                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1.000                                6,175      $ 1,304,813,403      100.00%          44.02%          6.752%
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PERIODIC CAP                  SCORE           LTV            MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
1.000                                 649            83.33%           360             360               0
TOTAL:                                649            83.33%           360             360               0

RANGE OF MAXIMUM INTEREST RATES

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       MAXIMUM RATE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                          3      $       802,800        0.06%          49.35%          4.412%
10.501 - 11.000                         41           11,511,282        0.88           46.06           4.867
11.001 - 11.500                        254           70,222,431        5.38           47.16           5.388
11.501 - 12.000                        819          220,576,612       16.90           46.49           5.851
12.001 - 12.500                      1,200          298,749,040       22.90           45.22           6.326
12.501 - 13.000                      1,299          280,449,625       21.49           43.33           6.816
13.001 - 13.500                        973          186,062,413       14.26           42.07           7.317
13.501 - 14.000                        816          135,138,753       10.36           41.80           7.799
14.001 - 14.500                        427           61,606,766        4.72           41.26           8.304
14.501 - 15.000                        263           31,832,469        2.44           40.22           8.767
15.001 - 15.500                         64            6,301,191        0.48           39.28           9.275
15.501 - 16.000                         15            1,522,020        0.12           33.82           9.697
16.001 - 16.500                          1               38,000        0.00            0.00          10.375
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       MAXIMUM RATE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                       679            80.00%           360             359               1
10.501 - 11.000                       694            73.77            360             360               0
11.001 - 11.500                       692            78.59            360             360               0
11.501 - 12.000                       679            79.47            360             360               0
12.001 - 12.500                       662            80.93            360             360               0
12.501 - 13.000                       645            83.47            360             360               0
13.001 - 13.500                       630            86.57            360             360               0
13.501 - 14.000                       614            88.42            360             360               0
14.001 - 14.500                       611            89.91            360             360               0
14.501 - 15.000                       604            90.23            360             360               0
15.001 - 15.500                       594            90.54            360             360               0
15.501 - 16.000                       665            94.41            360             360               0
16.001 - 16.500                       726            95.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

RANGE OF MINIMUM INTEREST RATES

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       MINIMUM RATE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                            3      $       802,800        0.06%          49.35%          4.412%
4.501 - 5.000                           40           11,314,682        0.87           46.22           4.854
5.001 - 5.500                          254           70,222,431        5.38           47.16           5.388
5.501 - 6.000                          820          220,773,212       16.92           46.48           5.851
6.001 - 6.500                        1,200          298,749,040       22.90           45.22           6.326
6.501 - 7.000                        1,299          280,449,625       21.49           43.33           6.816
7.001 - 7.500                          973          186,062,413       14.26           42.07           7.317
7.501 - 8.000                          816          135,138,753       10.36           41.80           7.799
8.001 - 8.500                          427           61,606,766        4.72           41.26           8.304
8.501 - 9.000                          263           31,832,469        2.44           40.22           8.767
9.001 - 9.500                           64            6,301,191        0.48           39.28           9.275
9.501 - 10.000                          15            1,522,020        0.12           33.82           9.697
10.001 - 10.500                          1               38,000        0.00            0.00          10.375
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       MINIMUM RATE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         679            80.00%           360             359               1
4.501 - 5.000                         695            73.93            360             360               0
5.001 - 5.500                         692            78.59            360             360               0
5.501 - 6.000                         679            79.46            360             360               0
6.001 - 6.500                         662            80.93            360             360               0
6.501 - 7.000                         645            83.47            360             360               0
7.001 - 7.500                         630            86.57            360             360               0
7.501 - 8.000                         614            88.42            360             360               0
8.001 - 8.500                         611            89.91            360             360               0
8.501 - 9.000                         604            90.23            360             360               0
9.001 - 9.500                         594            90.54            360             360               0
9.501 - 10.000                        665            94.41            360             360               0
10.001 - 10.500                       726            95.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     TOTAL MORTGAGE LOANS

NEXT INTEREST ADJUSTMENT DATE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
       NEXT RATE ADJUSTMENT        MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
              DATE                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
January 1, 2005                          3      $       771,550        0.06%          43.36%          5.648%
February 1, 2005                         9            2,633,917        0.20           37.31           5.918
March 1, 2005                           86           19,287,961        1.48           41.34           5.924
August 1, 2005                           1              198,132        0.02           44.00           6.000
September 1, 2005                        5            1,331,000        0.10           43.82           7.497
April 1, 2006                            5              661,768        0.05           50.55           6.938
May 1, 2006                             11            2,876,856        0.22           48.59           6.322
June 1, 2006                            26            5,486,887        0.42           46.92           6.241
July 1, 2006                            55           12,074,676        0.93           44.37           6.538
August 1, 2006                         620          115,210,024        8.83           44.84           6.734
September 1, 2006                    3,585          759,573,734       58.21           44.60           6.868
October 1, 2006                         10            1,618,600        0.12           47.45           7.142
April 1, 2007                            2              640,213        0.05           51.38           5.846
May 1, 2007                              1              280,000        0.02           52.00           6.125
June 1, 2007                             4              377,722        0.03           41.51           7.516
July 1, 2007                            14            3,020,699        0.23           31.23           5.774
August 1, 2007                         188           34,909,680        2.68           43.47           6.591
September 1, 2007                      869          183,330,406       14.05           43.86           6.758
October 1, 2007                          2              350,400        0.03           54.41           6.008
June 1, 2009                            11            2,093,277        0.16           43.90           5.999
July 1, 2009                            20            5,440,789        0.42           40.93           6.064
August 1, 2009                          72           15,793,496        1.21           43.49           6.567
September 1, 2009                      573          135,614,017       10.39           41.28           6.418
October 1, 2009                          3            1,237,600        0.09           26.12           6.220
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
       NEXT RATE ADJUSTMENT         CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
              DATE                   SCORE           LTV            MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
January 1, 2005                       680            84.86%           360             358               2
February 1, 2005                      658            77.20            360             359               1
March 1, 2005                         650            81.69            360             360               0
August 1, 2005                        645            69.91            360             359               1
September 1, 2005                     602            80.97            360             360               0
April 1, 2006                         597            77.60            360             355               5
May 1, 2006                           659            84.62            360             356               4
June 1, 2006                          635            82.80            360             357               3
July 1, 2006                          652            84.56            360             358               2
August 1, 2006                        641            81.18            360             359               1
September 1, 2006                     645            84.44            360             360               0
October 1, 2006                       599            80.91            360             360               0
April 1, 2007                         619            65.67            360             355               5
May 1, 2007                           612            80.00            360             356               4
June 1, 2007                          609            80.16            360             357               3
July 1, 2007                          668            72.69            360             358               2
August 1, 2007                        647            82.20            360             359               1
September 1, 2007                     649            83.84            360             360               0
October 1, 2007                       640            72.34            360             360               0
June 1, 2009                          659            83.85            360             357               3
July 1, 2009                          658            75.40            360             358               2
August 1, 2009                        667            81.99            360             359               1
September 1, 2009                     680            79.74            360             360               0
October 1, 2009                       667            80.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                          FIXED MORTGAGE LOANS SUMMARY

  SUMMARY                                                               TOTAL                MINIMUM                MAXIMUM
-------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance             $   134,758,062.53
Number of Loans                                                                 957
Average Original Loan Balance                                    $       140,842.55    $        20,000.00    $       748,000.00
Average Current Loan Balance                                     $       140,813.02    $        20,000.00    $       748,000.00
(1) Weighted Average Combined Original LTV                                    82.41%                14.15%               100.00%
(1) Weighted Average Gross Coupon                                             7.454%                5.250%                9.990%
(1) Weighted Average Remaining Term to Maturity (months)                        344                   175                   360
(1) Weighted Average Credit Score                                               645                   540                   809

   (1) Weighted Average reflected in Fixed Mortgage Loans

                                                                       PERCENT OF STATISTICAL
                                                                             CUT-OFF DATE
                                             RANGE                        PRINCIPAL BALANCE
                                             ------------------        ----------------------
Product Type                                 Adjustable                        0.00%
                                             Fixed                           100.00%

IO Loan %                                                                     10.05%
Lien                                         First                           100.00%
                                             Second                            0.00%

Property Type                                SFR                              76.64%
                                             2-4 Family                        3.88%
                                             PUD                              14.56%
                                             Condominium                       4.93%

Occupancy Status                             Owner Occupied                   97.34%
                                             Non-Owner Occupied                1.95%
                                             Second Home                       0.71%

Geographic Distribution                      California                       21.77%
                                             Texas                            13.29%
                                             Ohio                              6.34%
                                             Florida                           5.95%
                                             New York                          5.94%

Number of States (including DC)                                                   42
Largest Zip Code Concentration               95492                             0.77%
Loans with Prepayment Penalties                                               72.20%
Loans with Primary Mortgage Insurance                                         27.35%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        FIXED MORTGAGE LOANS

RANGE OF MORTGAGE COUPONS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.          GROSS
       MORTAGE COUPONS               LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
5.001 - 5.500                          3        $     1,232,000        0.91%          37.34%          5.315%
5.501 - 6.000                         16              5,020,359        3.73           38.64           5.888
6.001 - 6.500                         61             12,910,865        9.58           40.26           6.384
6.501 - 7.000                        151             27,478,398       20.39           39.88           6.871
7.001 - 7.500                        211             30,747,992       22.82           41.22           7.334
7.501 - 8.000                        227             28,045,462       20.81           40.44           7.819
8.001 - 8.500                        147             15,940,237       11.83           38.18           8.331
8.501 - 9.000                         98              9,787,985        7.26           36.06           8.792
9.001 - 9.500                         34              3,066,315        2.28           38.30           9.262
9.501 - 10.000                         9                528,450        0.39           39.89           9.742
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       MORTGAGE COUPONS              SCORE           LTV            MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
5.001 - 5.500                         737            77.84%           360             360               0
5.501 - 6.000                         697            73.78            347             347               0
6.001 - 6.500                         680            76.47            342             342               0
6.501 - 7.000                         665            80.13            339             339               0
7.001 - 7.500                         648            82.59            345             345               0
7.501 - 8.000                         629            83.91            347             346               0
8.001 - 8.500                         612            85.98            347             347               0
8.501 - 9.000                         610            89.30            344             344               0
9.001 - 9.500                         596            87.13            355             355               0
9.501 - 10.000                        569            86.14            340             340               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
     COMBINED ORIGINAL             MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.          GROSS
            LTV                     LOANS           BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
10.001 - 15.000                        1        $        30,000        0.02%          36.00%          8.750%
15.001 - 20.000                        1                 60,000        0.04            0.00           7.375
20.001 - 25.000                        2                142,000        0.11           25.00           7.351
25.001 - 30.000                        3                216,688        0.16           36.35           7.123
30.001 - 35.000                        5                264,977        0.20           22.37           8.292
35.001 - 40.000                        4                381,846        0.28           46.64           6.849
40.001 - 45.000                       11                876,699        0.65           32.03           7.926
45.001 - 50.000                       16              1,178,000        0.87           34.10           7.385
50.001 - 55.000                       17              2,105,100        1.56           38.10           7.118
55.001 - 60.000                       17              1,908,448        1.42           40.95           7.211
60.001 - 65.000                       31              3,729,717        2.77           42.47           7.106
65.001 - 70.000                       60              8,980,244        6.66           39.04           7.222
70.001 - 75.000                       47              7,670,450        5.69           33.69           7.049
75.001 - 80.000                      294             45,899,376       34.06           40.16           7.130
80.001 - 85.000                       85             11,264,914        8.36           38.62           7.979
85.001 - 90.000                      109             15,936,964       11.83           40.57           7.674
90.001 - 95.000                      124             17,412,872       12.92           40.17           7.565
95.001 - 100.000                     130             16,699,768       12.39           41.63           8.109
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
     COMBINED ORIGINAL              CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
            LTV                      SCORE           LTV            MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
10.001 - 15.000                       562            14.15%           360             360               0
15.001 - 20.000                       567            18.35            360             360               0
20.001 - 25.000                       767            22.03            304             304               0
25.001 - 30.000                       623            28.09            277             277               0
30.001 - 35.000                       625            33.78            333             332               0
35.001 - 40.000                       649            36.88            332             331               0
40.001 - 45.000                       653            42.99            303             302               0
45.001 - 50.000                       608            47.98            331             331               0
50.001 - 55.000                       605            52.41            308             307               0
55.001 - 60.000                       624            58.03            332             332               0
60.001 - 65.000                       607            63.61            341             341               0
65.001 - 70.000                       614            68.48            338             338               0
70.001 - 75.000                       639            73.45            336             336               0
75.001 - 80.000                       649            79.56            347             347               0
80.001 - 85.000                       603            84.26            348             347               0
85.001 - 90.000                       651            89.36            349             349               0
90.001 - 95.000                       669            94.56            340             340               0
95.001 - 100.000                      666            99.96            354             354               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
      PRINCIPAL BALANCE              LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
<= 50,000.00                          88        $     3,693,995        2.74%          33.09%          8.142%
50,000.01 - 100,000.00               321             24,493,971       18.18           37.19           7.921
100,000.01 - 150,000.00              261             32,083,471       23.81           39.50           7.607
150,000.01 - 200,000.00              133             23,075,606       17.12           41.69           7.513
200,000.01 - 250,000.00               58             13,096,934        9.72           41.63           7.173
250,000.01 - 300,000.00               30              8,191,699        6.08           42.18           7.375
300,000.01 - 350,000.00               16              5,234,825        3.88           44.70           7.343
350,000.01 - 400,000.00               13              4,861,209        3.61           44.96           7.408
400,000.01 - 450,000.00                7              2,990,000        2.22           41.73           6.743
450,000.01 - 500,000.00                4              1,925,000        1.43           33.72           7.164
500,000.01 - 550,000.00               11              5,896,600        4.38           36.46           6.859
550,000.01 - 600,000.00                8              4,652,300        3.45           41.09           6.508
600,000.01 - 650,000.00                6              3,814,453        2.83           33.54           6.347
700,000.01 - 750,000.00                1                748,000        0.56           37.00           7.125
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
      PRINCIPAL BALANCE              SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
<= 50,000.00                          615            72.20%           312             312               0
50,000.01 - 100,000.00                627            81.79            333             332               0
100,000.01 - 150,000.00               636            84.06            338             338               0
150,000.01 - 200,000.00               641            83.77            354             354               0
200,000.01 - 250,000.00               641            81.47            347             347               0
250,000.01 - 300,000.00               644            82.89            348             347               0
300,000.01 - 350,000.00               651            83.56            360             360               0
350,000.01 - 400,000.00               668            84.52            333             333               0
400,000.01 - 450,000.00               683            85.39            360             360               0
450,000.01 - 500,000.00               670            83.40            360             360               0
500,000.01 - 550,000.00               670            80.09            360             360               0
550,000.01 - 600,000.00               721            82.42            360             360               0
600,000.01 - 650,000.00               678            73.34            360             360               0
700,000.01 - 750,000.00               691            80.00            360             360               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     First Franklin Mortgage Loan Trust 2004-FF10
     Mortgage Pass-Through Certificates, Series 2004-FF10
     FIXED MORTGAGE LOANS

ORIGINAL TERM TO MATURITY

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
      ORIGINAL TERM TO             MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
          MATURITY                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
180                                  117        $    11,337,753        8.41%           38.01%         7.380%
240                                    4                374,886        0.28            36.71          7.660
360                                  836            123,045,424       91.31            39.93          7.460
TOTAL:                               957        $   134,758,063      100.00%           39.75%         7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
      ORIGINAL TERM TO              CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
          MATURITY                   SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
180                                   628            76.87%           180              180              0
240                                   642            88.42            240              239              1
360                                   646            82.90            360              360              0
TOTAL:                                645            82.41%           345              344              0

REMAINING TERM TO MATURITY

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
      REMAINING TERM TO            MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
          MATURITY                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
175 - 180                            117        $    11,337,753        8.41%           38.01%          7.380%
235 - 240                              4                374,886        0.28            36.71           7.660
355 - 360                            836            123,045,424       91.31            39.93           7.460
TOTAL:                               957        $   134,758,063      100.00%           39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
      REMAINING TERM TO             CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
          MATURITY                   SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
175 - 180                             628            76.87%           180             180               0
235 - 240                             642            88.42            240             239               1
355 - 360                             646            82.90            360             360               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     First Franklin Mortgage Loan Trust 2004-FF10
     Mortgage Pass-Through Certificates, Series 2004-FF10
     FIXED MORTGAGE LOANS

CREDIT SCORE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
      CREDIT SCORE                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
501 - 550                             45        $     5,738,802        4.26%          39.08%          8.205%
551 - 600                            219             23,540,021       17.47           38.62           8.026
601 - 650                            361             48,102,374       35.70           40.01           7.518
651 - 700                            215             35,163,862       26.09           38.92           7.152
701 - 750                             81             14,339,717       10.64           43.50           7.100
751 - 800                             35              7,728,487        5.74           39.17           6.783
801 - 850                              1                144,800        0.11           44.00           7.750
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
      CREDIT SCORE                   SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
501 - 550                             544             75.08%          338             338               0
551 - 600                             573             76.28           340             339               0
601 - 650                             630             83.81           342             342               0
651 - 700                             670             83.45           346             346               0
701 - 750                             722             86.65           353             353               0
751 - 800                             769             84.86           359             359               0
801 - 850                             809            100.00           360             360               0
TOTAL:                                645             82.41%          345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     First Franklin Mortgage Loan Trust 2004-FF10
     Mortgage Pass-Through Certificates, Series 2004-FF10
     FIXED MORTGAGE LOANS

PROPERTY TYPE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PROPERTY TYPE                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
SFR                                  760        $   103,273,622       76.64%          39.49%          7.486%
PUD                                  112             19,620,495       14.56           41.51           7.340
Condo                                 43              6,486,075        4.81           38.13           7.267
Units 2-4                             41              5,225,471        3.88           40.21           7.462
Condo >4                               1                152,400        0.11           37.00           8.125
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PROPERTY TYPE                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
SFR                                   641            82.61%           344             343               0
PUD                                   652            81.44            348             348               0
Condo                                 666            81.09            343             343               0
Units 2-4                             666            84.17            349             349               0
Condo >4                              569            70.28            360             359               1
TOTAL:                                645            82.41%           345             344               0

OCCUPANCY STATUS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       OCCUPANCY STATUS              LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Owner Occupied                       919        $   131,173,134       97.34%          39.70%          7.450%
Non-Owner Occupied                    32              2,626,679        1.95           39.25           7.750
Second Home                            6                958,250        0.71           47.84           7.291
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       OCCUPANCY STATUS              SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Owner Occupied                        644            82.56%           345             345               0
Non-Owner Occupied                    647            76.86            324             323               0
Second Home                           726            76.92            360             360               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

DOCUMENTATION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       DOCUMENTATION                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Full Documentation                   605        $    84,125,296       62.43%          39.52%          7.440%
Stated                               286             38,354,368       28.46           39.71           7.438
Stated +                              43              9,426,831        7.00           41.12           7.580
No Documentation                      18              1,830,762        1.36           50.00           8.065
Limited                                5              1,020,806        0.76           46.56           6.965
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       DOCUMENTATION                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Full Documentation                    639            82.50%           347             346               0
Stated                                644            80.88            339             338               0
Stated +                              681            90.62            346             346               0
No Documentation                      728            72.52            358             358               0
Limited                               649            74.46            360             360               0
TOTAL:                                645            82.41%           345             344               0

LOAN PURPOSE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       LOAN PURPOSE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
C/O Refi                             460        $    58,252,632       43.23%          39.17%          7.612%
Purchase                             366             56,912,681       42.23           40.19           7.331
R/T Refi                             130             19,424,299       14.41           40.29           7.339
Construction Permit                    1                168,450        0.13           31.00           7.875
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       LOAN PURPOSE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
C/O Refi                              623            79.31%           333             332               0
Purchase                              668            86.03            358             358               0
R/T Refi                              643            81.03            340             340               0
Construction Permit                   685            89.13            360             360               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

PRODUCT TYPE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PRODUCT TYPE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
30 YR FIXED                           769       $   110,401,145       81.93%          39.60%          7.480%
15 YR FIXED                           112            10,440,453        7.75           37.72           7.383
30 YR FIXED IO                         67            12,644,279        9.38           42.70           7.287
20 YR FIXED                             4               374,886        0.28           36.71           7.660
15/30 BALLOON IO                        3               335,000        0.25           38.85           7.452
15 YR FIXED IO                          2               562,300        0.42           43.00           7.292
TOTAL:                                957       $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PRODUCT TYPE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
30 YR FIXED                           646            83.12%           360             360               0
15 YR FIXED                           624            76.18            180             180               0
30 YR FIXED IO                        653            80.96            360             360               0
20 YR FIXED                           642            88.42            240             239               1
15/30 BALLOON IO                      603            63.12            180             180               0
15 YR FIXED IO                        705            97.92            180             179               1
TOTAL:                                645            82.41%           345             344               0

Note: All Interest Only Loans have an Interest Only Term of 5 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

LIEN POSITION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       LIEN POSITION                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1                                    957        $   134,758,063      100.00%          39.75%          7.454%
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       LIEN POSITION                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
DF 1                                  645            82.41%           345             344               0
TOTAL:                                645            82.41%           345             344               0

PREPAYMENT PENALTY TERM

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
     PREPAYMENT PENALTY              LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
0                                    277        $    37,458,516       27.80%          38.73%          7.528%
12                                    35              4,786,884        3.55           38.64           7.841
24                                    26              3,451,923        2.56           42.92           7.732
36                                   619             89,060,740       66.09           40.10           7.392
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
     PREPAYMENT PENALTY              SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
0                                     645            82.27%           344             344               0
12                                    644            83.21            348             347               0
24                                    640            80.15            352             351               0
36                                    645            82.51            344             344               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     FIXED MORTGAGE LOANS

GEOGRAPHIC DISTRIBUTION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
     GEOGRAPHICAL                   MORTGAGE       PRINCIPAL        PRINCIPAL          W.A.           GROSS
     DISTRIBUTION                    LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
California                           124        $    29,333,274       21.77%          40.66%          6.984%
Texas                                159             17,903,012       13.29           39.06           7.492
Ohio                                  80              8,546,277        6.34           37.60           7.790
Florida                               65              8,020,717        5.95           37.88           7.776
New York                              40              8,010,159        5.94           32.37           7.272
Illinois                              53              7,071,072        5.25           43.37           7.405
Georgia                               37              4,932,596        3.66           36.64           7.729
Tennessee                             49              4,782,737        3.55           40.78           8.002
Washington                            24              3,678,284        2.73           42.88           7.240
Maryland                              15              3,083,000        2.29           39.62           7.392
Missouri                              20              2,940,192        2.18           42.91           7.246
Indiana                               35              2,855,211        2.12           40.41           7.779
Pennsylvania                          30              2,781,358        2.06           35.58           7.774
Oregon                                18              2,661,709        1.98           39.39           7.204
New Jersey                            15              2,550,560        1.89           42.97           7.839
Nevada                                11              2,435,405        1.81           40.40           6.912
Virginia                              14              2,424,722        1.80           44.81           7.876
Colorado                               8              1,950,149        1.45           42.94           7.315
Wisconsin                             13              1,904,550        1.41           36.90           8.129
Minnesota                             12              1,674,063        1.24           36.26           7.637
Oklahoma                              16              1,609,739        1.19           38.70           7.710
Michigan                              16              1,569,681        1.16           37.92           7.824
Massachusetts                          5              1,361,000        1.01           51.89           7.435
North Carolina                        12              1,336,537        0.99           42.23           7.541
South Carolina                        10              1,227,964        0.91           35.51           7.623
Arizona                                7                977,250        0.73           37.24           7.367
Maine                                  5                898,100        0.67           48.57           7.336
Rhode Island                           5                871,625        0.65           45.75           7.672
Kentucky                              10                857,934        0.64           35.56           7.886
Alabama                                9                835,648        0.62           35.70           8.025
Iowa                                  11                701,876        0.52           39.04           8.242
Utah                                   5                485,215        0.36           43.97           7.906
Arkansas                               6                475,700        0.35           41.94           7.982
Kansas                                 3                462,400        0.34           48.57           7.795
New Mexico                             3                406,000        0.30           49.87           7.455
Louisiana                              5                312,878        0.23           46.33           7.820
Delaware                               1                254,600        0.19           43.00           7.250
Connecticut                            2                243,100        0.18           43.12           8.198
Idaho                                  1                118,800        0.09           40.00           7.875
District of Columbia                   1                115,000        0.09           34.00           9.375
Nebraska                               1                 64,965        0.05           20.00           9.125
Wyoming                                1                 33,000        0.02           19.00           6.999
TOTAL:                               957        $   134,758,063      100.00%          39.75%          7.454%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
     GEOGRAPHICAL                   CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
     DISTRIBUTION                    SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
California                            651            77.58%           348             348               0
Texas                                 638            80.17            326             325               0
Ohio                                  631            88.95            342             342               0
Florida                               633            81.38            346             345               0
New York                              668            81.98            355             355               0
Illinois                              649            85.09            351             351               0
Georgia                               644            86.67            359             358               0
Tennessee                             622            89.18            343             342               0
Washington                            658            84.19            354             354               0
Maryland                              655            84.27            360             360               0
Missouri                              685            87.13            348             347               0
Indiana                               648            87.97            348             348               0
Pennsylvania                          637            84.57            352             352               0
Oregon                                662            77.53            360             360               0
New Jersey                            641            82.00            355             355               0
Nevada                                625            72.48            343             343               0
Virginia                              621            81.68            357             357               0
Colorado                              665            82.77            360             360               0
Wisconsin                             632            91.78            310             310               0
Minnesota                             634            79.36            338             338               0
Oklahoma                              625            82.83            271             271               0
Michigan                              624            82.97            341             341               0
Massachusetts                         696            84.15            360             360               0
North Carolina                        633            86.25            360             360               0
South Carolina                        629            87.35            360             360               0
Arizona                               662            85.57            326             325               0
Maine                                 687            83.28            360             360               0
Rhode Island                          655            84.28            336             336               0
Kentucky                              622            87.70            302             302               0
Alabama                               613            87.40            306             306               0
Iowa                                  622            89.53            354             354               0
Utah                                  639            85.84            322             322               0
Arkansas                              619            88.51            360             360               0
Kansas                                638            95.59            360             360               0
New Mexico                            628            72.82            360             360               0
Louisiana                             650            87.60            360             360               0
Delaware                              667            95.00            360             360               0
Connecticut                           578            79.99            360             360               0
Idaho                                 665            90.00            360             359               1
District of Columbia                  558            79.86            360             360               0
Nebraska                              592            63.73            360             359               1
Wyoming                               634            54.10            360             360               0
TOTAL:                                645            82.41%           345             344               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     GROUP 2 MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                        ADJUSTABLE MORTGAGE LOANS SUMMARY

  SUMMARY                                                                 TOTAL                MINIMUM                MAXIMUM
----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance                $ 1,304,813,402.59
Number of Loans                                                                  6,175
Average Original Loan Balance                                       $       211,333.75    $        23,200.00    $     1,000,000.00
Average Current Loan Balance                                        $       211,305.81    $         1,150.00    $     1,000,000.00
(1) Weighted Average Combined Original LTV                                       83.33%                23.06%               100.00%
(1) Weighted Average Gross Coupon                                                6.752%                4.125%               10.375%
(1) (Weighted Average Gross Margin                                               4.802%                2.875%                8.000%
(1) (Weighted Average Term to Next Rate Adjustment Date (months)                    30                     4                    61
(1) Weighted Average Remaining Term to Maturity (months)                           360                   355                   360
(1) Weighted Average Credit Score                                                  649                   540                   813

   (1) Weighted Average reflected in the Adjustable Mortgage Loans.

                                                                       PERCENT OF STATISTICAL
                                                                             CUT-OFF DATE
                                             RANGE                        PRINCIPAL BALANCE
                                             ------------------        ----------------------
Product Type                                 Adjustable                       100.00%
                                             Fixed                              0.00%

IO Loan %                                                                      63.88%
Lien                                         First                            100.00%
                                             Second                             0.00%

Property Type                                SFR                               67.14%
                                             PUD                               19.85%
                                             2-4 Family                         5.45%
                                             Condominium                        7.57%

Occupancy Status                             Owner Occupied                    96.81%
                                             Non-Owner Occupied                 2.46%
                                             Second Home                        0.73%

Geographic Distribution                      California                        41.10%
                                             Florida                            5.91%
                                             Illinois                           4.46%
                                             New York                           4.07%
                                             Texas                              3.86%

Number of States                                                                   48
Largest Zip Code Concentration               91913                              0.51%
Loans with Prepayment Penalties                                                83.70%
Loans with Primary Mortgage Insurance                                          20.26%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

RANGE OF MORTGAGE COUPONS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       MORTGAGE COUPONS              LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                            3      $       802,800        0.06%          49.35%           4.412%
4.501 - 5.000                           40           11,314,682        0.87           46.22            4.854
5.001 - 5.500                          254           70,222,431        5.38           47.16            5.388
5.501 - 6.000                          820          220,773,212       16.92           46.48            5.851
6.001 - 6.500                        1,200          298,749,040       22.90           45.22            6.326
6.501 - 7.000                        1,299          280,449,625       21.49           43.33            6.816
7.001 - 7.500                          973          186,062,413       14.26           42.07            7.317
7.501 - 8.000                          816          135,138,753       10.36           41.80            7.799
8.001 - 8.500                          427           61,606,766        4.72           41.26            8.304
8.501 - 9.000                          263           31,832,469        2.44           40.22            8.767
9.001 - 9.500                           64            6,301,191        0.48           39.28            9.275
9.501 - 10.000                          15            1,522,020        0.12           33.82            9.697
10.001 - 10.500                          1               38,000        0.00            0.00           10.375
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%           6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       MORTGAGE COUPONS              SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         679            80.00%           360             359               1
4.501 - 5.000                         695            73.93            360             360               0
5.001 - 5.500                         692            78.59            360             360               0
5.501 - 6.000                         679            79.46            360             360               0
6.001 - 6.500                         662            80.93            360             360               0
6.501 - 7.000                         645            83.47            360             360               0
7.001 - 7.500                         630            86.57            360             360               0
7.501 - 8.000                         614            88.42            360             360               0
8.001 - 8.500                         611            89.91            360             360               0
8.501 - 9.000                         604            90.23            360             360               0
9.001 - 9.500                         594            90.54            360             360               0
9.501 - 10.000                        665            94.41            360             360               0
10.001 - 10.500                       726            95.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
      COMBINED ORIGINAL            MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
            LTV                      LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
20.001 - 25.000                          3      $       431,000        0.03%          29.50%          6.313%
25.001 - 30.000                          4              300,966        0.02           28.22           6.950
30.001 - 35.000                          4            1,360,750        0.10           26.84           6.192
35.001 - 40.000                          7              953,404        0.07           47.89           7.586
40.001 - 45.000                         21            2,560,904        0.20           37.22           6.771
45.001 - 50.000                         22            4,067,113        0.31           39.63           6.534
50.001 - 55.000                         41            8,409,189        0.64           42.71           6.653
55.001 - 60.000                         58           12,084,306        0.93           41.75           6.534
60.001 - 65.000                        105           26,333,663        2.02           40.41           6.511
65.001 - 70.000                        130           29,135,315        2.23           41.36           6.711
70.001 - 75.000                        202           50,064,509        3.84           39.81           6.766
75.001 - 80.000                      2,881          635,378,584       48.69           46.41           6.291
80.001 - 85.000                        538          102,253,772        7.84           41.28           7.331
85.001 - 90.000                        911          179,264,348       13.74           41.60           7.319
90.001 - 95.000                        679          148,372,853       11.37           41.51           7.084
95.001 - 100.000                       569          103,842,728        7.96           44.11           7.658
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
      COMBINED ORIGINAL             CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
            LTV                      SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
20.001 - 25.000                       639            23.25%           360             360               0
25.001 - 30.000                       615            28.02            360             359               1
30.001 - 35.000                       631            32.78            360             360               0
35.001 - 40.000                       584            38.68            360             360               0
40.001 - 45.000                       614            43.51            360             360               0
45.001 - 50.000                       619            48.30            360             360               0
50.001 - 55.000                       618            52.64            360             360               0
55.001 - 60.000                       633            58.06            360             360               0
60.001 - 65.000                       626            63.61            360             360               0
65.001 - 70.000                       620            68.82            360             360               0
70.001 - 75.000                       631            73.77            360             360               0
75.001 - 80.000                       659            79.79            360             360               0
80.001 - 85.000                       609            84.47            360             360               0
85.001 - 90.000                       628            89.58            360             360               0
90.001 - 95.000                       669            94.63            360             360               0
95.001 - 100.000                      670            99.92            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PRINCIPAL BALANCE             LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
<= 50,000.00                           136      $     5,733,709        0.44%          36.43%          7.843%
50,000.01 - 100,000.00               1,014           80,308,349        6.15           41.07           7.454
100,000.01 - 150,000.00              1,413          177,080,189       13.57           43.16           7.121
150,000.01 - 200,000.00              1,135          197,470,421       15.13           44.29           6.869
200,000.01 - 250,000.00                755          169,235,896       12.97           45.06           6.759
250,000.01 - 300,000.00                517          142,021,102       10.88           46.27           6.656
300,000.01 - 350,000.00                344          111,790,363        8.57           45.85           6.654
350,000.01 - 400,000.00                252           94,631,688        7.25           45.73           6.502
400,000.01 - 450,000.00                183           77,964,792        5.98           44.45           6.412
450,000.01 - 500,000.00                106           50,565,784        3.88           44.26           6.556
500,000.01 - 550,000.00                104           54,819,199        4.20           42.46           6.437
550,000.01 - 600,000.00                 91           52,248,868        4.00           42.40           6.446
600,000.01 - 650,000.00                 39           24,545,758        1.88           42.17           6.324
650,000.01 - 700,000.00                 28           18,990,150        1.46           40.25           6.345
700,000.01 - 750,000.00                 23           16,742,805        1.28           40.54           6.494
750,000.01 >=                           35           30,664,330        2.35           38.49           6.364
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PRINCIPAL BALANCE             SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
<= 50,000.00                          621            80.85%           360             360               0
50,000.01 - 100,000.00                624            83.66            360             360               0
100,000.01 - 150,000.00               633            83.92            360             360               0
150,000.01 - 200,000.00               638            84.01            360             360               0
200,000.01 - 250,000.00               646            84.02            360             360               0
250,000.01 - 300,000.00               648            83.18            360             360               0
300,000.01 - 350,000.00               655            84.72            360             360               0
350,000.01 - 400,000.00               661            84.76            360             360               0
400,000.01 - 450,000.00               663            84.19            360             360               0
450,000.01 - 500,000.00               657            84.69            360             360               0
500,000.01 - 550,000.00               662            81.95            360             360               0
550,000.01 - 600,000.00               669            80.84            360             360               0
600,000.01 - 650,000.00               675            80.00            360             360               0
650,000.01 - 700,000.00               687            79.22            360             360               0
700,000.01 - 750,000.00               681            78.46            360             360               0
750,000.01 >=                         697            72.76            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

ORIGINAL TERM TO MATURITY

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
     ORIGINAL TERM TO              MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
        MATURITY                     LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
360                                  6,175      $ 1,304,813,403      100.00%          44.02%          6.752%
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
     ORIGINAL TERM TO               CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
        MATURITY                     SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
360                                   649            83.33%           360             360               0
TOTAL:                                649            83.33%           360             360               0

REMAINING TERM TO MATURITY

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
     REMAINING TERM TO             MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
         MATURITY                    LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
355 - 360                            6,175      $ 1,304,813,403      100.00%          44.02%          6.752%
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
     REMAINING TERM TO              CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
         MATURITY                    SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
355 - 360                             649            83.33%           360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

CREDIT SCORE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       CREDIT SCORE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
501 - 550                              194      $    27,370,193        2.10%          41.55%          7.858%
551 - 600                            1,188          197,552,722       15.14           41.54           7.580
601 - 650                            2,367          474,825,774       36.39           44.73           6.757
651 - 700                            1,558          377,419,190       28.93           44.49           6.478
701 - 750                              651          170,647,140       13.08           44.02           6.379
751 - 800                              205           53,982,834        4.14           44.81           6.228
801 - 850                               12            3,015,550        0.23           45.63           6.429
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       CREDIT SCORE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
501 - 550                             545            76.92%           360             360               0
551 - 600                             575            81.03            360             360               0
601 - 650                             627            83.65            360             360               0
651 - 700                             673            84.12            360             360               0
701 - 750                             721            84.01            360             360               0
751 - 800                             769            84.41            360             360               0
801 - 850                             806            85.74            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

PROPERTY TYPE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PROPERTY TYPE                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
SFR                                  4,355      $   876,035,556       67.14%          43.48%          6.811%
PUD                                  1,084          258,973,149       19.85           44.81           6.582
Condo                                  450           93,481,428        7.16           45.73           6.630
Units 2-4                              265           71,093,269        5.45           46.09           6.786
Condo >4                                21            5,230,000        0.40           38.19           7.053
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PROPERTY TYPE                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
SFR                                   645            83.34%           360             360               0
PUD                                   654            82.86            360             360               0
Condo                                 663            83.04            360             360               0
Units 2-4                             671            85.39            360             360               0
Condo >4                              651            82.94            360             360               0
TOTAL:                                649            83.33%           360             360               0

OCCUPANCY STATUS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       OCCUPANCY STATUS              LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Owner Occupied                       5,928      $ 1,263,241,816       96.81%          44.09%          6.743%
Non-Owner Occupied                     201           32,063,158        2.46           40.98           7.066
Second Home                             46            9,508,428        0.73           44.89           6.890
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       OCCUPANCY STATUS              SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Owner Occupied                        648            83.32%           360             360               0
Non-Owner Occupied                    688            83.16            360             360               0
Second Home                           684            85.42            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

DOCUMENTATION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       DOCUMENTATION                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Full Documentation                   4,803      $ 1,011,117,228       77.49%          44.61%          6.658%
Stated                                 832          155,448,487       11.91           41.23           7.115
Stated +                               373          108,248,630        8.30           42.38           6.959
No Documentation                        93           12,967,948        0.99           43.33           7.973
Limited                                 74           17,031,110        1.31           44.69           6.753
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       DOCUMENTATION                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Full Documentation                    647            82.32%           360             360               0
Stated                                641            84.67            360             360               0
Stated +                              676            91.31            360             360               0
No Documentation                      707            80.99            360             360               0
Limited                               668            82.10            360             360               0
TOTAL:                                649            83.33%           360             360               0

LOAN PURPOSE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       LOAN PURPOSE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
Purchase                             3,673      $   807,958,002       61.92%          45.34%          6.574%
C/O Refi                             2,034          409,305,217       31.37           41.87           7.061
R/T Refi                               467           87,344,934        6.69           41.90           6.952
Construction Permit                      1              205,250        0.02           29.00           6.990
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       LOAN PURPOSE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
Purchase                              665            84.06%           360             360               0
C/O Refi                              624            81.89            360             360               0
R/T Refi                              629            83.36            360             360               0
Construction Permit                   607            79.99            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

PRODUCT TYPE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PRODUCT TYPE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
2/28 ARM IO                          2,196      $   552,021,358       42.31%          46.90%          6.591%
2/28 ARM                             2,115          345,372,388       26.47           40.95           7.241
3/27 ARM IO                            580          130,436,634       10.00           46.09           6.517
5/25 ARM IO                            531          129,616,039        9.93           41.83           6.365
3/27 ARM                               500           92,472,486        7.09           39.94           6.996
5/25 ARM                               148           30,563,139        2.34           39.54           6.619
6Mo ARM IO                              93           21,504,203        1.65           40.68           5.864
1/29 ARM                                 6            1,529,132        0.12           43.84           7.303
6Mo ARM                                  5            1,189,225        0.09           46.79           6.808
2/28 ARM DIVIDEND                        1              108,800        0.01           54.00           6.500
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PRODUCT TYPE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
2/28 ARM IO                           652            83.06%           360             360               0
2/28 ARM                              632            85.51            360             360               0
3/27 ARM IO                           654            82.64            360             360               0
5/25 ARM IO                           680            79.85            360             360               0
3/27 ARM                              642            84.36            360             360               0
5/25 ARM                              671            79.93            360             360               0
6Mo ARM IO                            653            81.07            360             360               0
1/29 ARM                              608            79.53            360             360               0
6Mo ARM                               635            85.04            360             360               0
2/28 ARM DIVIDEND                     546            80.00            360             359               1
TOTAL:                                649            83.33%           360             360               0

Note: All Interest Only Loans have an Interest Only Term of 5 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

LIEN POSITION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       LIEN POSITION                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1                                    6,175      $ 1,304,813,403      100.00%          44.02%          6.752%
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       LIEN POSITION                 SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
1                                     649            83.33%           360             360               0
TOTAL:                                649            83.33%           360             360               0

PREPAYMENT PENALTY TERM

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PREPAYMENT PENALTY            LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
0                                    1,028      $   212,712,893       16.30%          42.15%          7.003%
12                                     227           64,826,848        4.97           41.77           6.998
24                                   3,434          722,761,396       55.39           44.51           6.753
36                                   1,485          304,377,866       23.33           44.55           6.522
48                                       1              134,400        0.01           54.00           4.875
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PREPAYMENT PENALTY            SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
0                                     651            84.79%           360             360               0
12                                    656            82.57            360             360               0
24                                    647            83.35            360             360               0
36                                    653            82.43            360             360               0
48                                    620            80.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTBLE MORTGAGE LOANS

GEOGRAPHIC DISTRIBUTION

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
 GEOGRAPHICAL DISTRIBUTION           LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
California                           1,632      $   536,239,934       41.10%          45.07%          6.400%
Florida                                458           77,084,059        5.91           43.58           7.138
Illinois                               308           58,220,108        4.46           43.16           7.017
New York                               198           53,088,798        4.07           40.50           6.929
Texas                                  329           50,336,585        3.86           41.85           6.869
Michigan                               318           45,494,747        3.49           43.14           7.311
Minnesota                              232           43,272,605        3.32           43.82           6.890
Colorado                               180           37,445,497        2.87           45.02           6.487
Georgia                                214           34,194,759        2.62           42.51           7.017
Ohio                                   275           33,356,313        2.56           41.35           7.359
Washington                             156           28,623,442        2.19           45.67           6.758
Nevada                                 127           27,008,173        2.07           43.96           6.867
Massachusetts                           99           25,308,603        1.94           47.87           6.832
Maryland                               112           25,211,445        1.93           44.91           6.907
New Jersey                             105           25,207,272        1.93           43.77           7.137
North Carolina                         165           24,071,480        1.84           43.23           6.997
Oregon                                 148           23,848,991        1.83           42.65           6.697
Arizona                                104           17,191,909        1.32           41.50           6.819
Virginia                                74           17,004,744        1.30           43.64           6.885
Pennsylvania                           114           15,637,049        1.20           39.08           7.311
Utah                                    83           11,991,961        0.92           45.61           6.804
Tennessee                              108           11,769,894        0.90           45.02           7.050
Indiana                                107           11,099,288        0.85           40.84           7.323
Missouri                                96           10,506,152        0.81           42.09           7.536
Wisconsin                               82           10,375,318        0.80           41.15           7.186
Connecticut                             35            7,002,976        0.54           46.21           7.238
South Carolina                          53            6,810,153        0.52           43.69           6.979
Rhode Island                            25            4,897,000        0.38           49.97           6.746
Kentucky                                44            4,778,919        0.37           40.48           7.258
New Hampshire                           17            4,016,620        0.31           41.13           7.055
Alabama                                 28            3,698,805        0.28           39.67           7.050
Kansas                                  19            2,994,042        0.23           44.25           7.161
Maine                                   19            2,858,428        0.22           45.09           7.138
Oklahoma                                18            2,351,695        0.18           36.39           7.500
Louisiana                               18            2,122,842        0.16           42.78           7.214
New Mexico                              13            1,724,315        0.13           40.93           6.827
Arkansas                                 9            1,457,539        0.11           45.98           6.944
Nebraska                                10            1,262,386        0.10           38.49           7.520
Idaho                                   11            1,235,771        0.09           46.57           6.672
West Virginia                            7              938,750        0.07           44.81           7.400
District of Columbia                     3              887,700        0.07           50.20           7.238
Iowa                                    11              875,086        0.07           40.80           7.917
Montana                                  3              332,950        0.03           33.61           6.170
Wyoming                                  2              311,600        0.02           53.17           7.383
South Dakota                             3              306,400        0.02           46.51           6.973
Delaware                                 1              142,800        0.01           39.00           7.990
Vermont                                  1              132,000        0.01           55.00           5.250
North Dakota                             1               85,500        0.01           34.00           6.750
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
 GEOGRAPHICAL DISTRIBUTION           SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
California                            662            81.07%           360             360               0
Florida                               642            84.73            360             360               0
Illinois                              643            85.09            360             360               0
New York                              654            86.40            360             360               0
Texas                                 643            83.78            360             360               0
Michigan                              629            86.74            360             360               0
Minnesota                             640            85.23            360             360               0
Colorado                              647            83.41            360             360               0
Georgia                               635            84.96            360             360               0
Ohio                                  628            88.47            360             360               0
Washington                            644            82.88            360             360               0
Nevada                                634            81.26            360             360               0
Massachusetts                         650            83.21            360             360               0
Maryland                              638            83.22            360             360               0
New Jersey                            645            83.55            360             360               0
North Carolina                        641            85.61            360             360               0
Oregon                                650            83.79            360             360               0
Arizona                               642            83.41            360             360               0
Virginia                              627            82.65            360             360               0
Pennsylvania                          633            88.40            360             360               0
Utah                                  655            85.90            360             360               0
Tennessee                             626            82.13            360             360               0
Indiana                               627            90.01            360             360               0
Missouri                              626            86.80            360             360               0
Wisconsin                             633            86.36            360             360               0
Connecticut                           643            85.72            360             360               0
South Carolina                        632            85.37            360             359               1
Rhode Island                          636            80.88            360             360               0
Kentucky                              634            90.13            360             360               0
New Hampshire                         675            87.41            360             360               0
Alabama                               646            83.80            360             360               0
Kansas                                634            87.81            360             360               0
Maine                                 641            85.30            360             360               0
Oklahoma                              621            89.28            360             360               0
Louisiana                             619            84.52            360             360               0
New Mexico                            655            84.68            360             360               0
Arkansas                              655            79.73            360             360               0
Nebraska                              622            88.56            360             359               1
Idaho                                 672            84.32            360             360               0
West Virginia                         640            87.94            360             360               0
District of Columbia                  652            91.77            360             360               0
Iowa                                  611            86.90            360             360               0
Montana                               702            80.00            360             360               0
Wyoming                               586            84.04            360             360               0
South Dakota                          698            93.84            360             360               0
Delaware                              566            85.00            360             360               0
Vermont                               622            80.00            360             359               1
North Dakota                          609            77.73            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTBLE MORTGAGE LOANS

RANGE OF GROSS MARGINS

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       GROSS MARGIN                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
2.501 - 3.000                           21      $     6,235,450        0.48%          35.47%          5.505%
3.001 - 3.500                          332           99,273,091        7.61           43.56           5.735
3.501 - 4.000                          870          239,145,586       18.33           46.11           5.978
4.001 - 4.500                        1,075          240,110,971       18.40           46.43           6.374
4.501 - 5.000                          999          206,347,691       15.81           44.22           6.732
5.001 - 5.500                        1,043          210,121,797       16.10           42.73           7.093
5.501 - 6.000                          914          169,185,415       12.97           42.02           7.501
6.001 - 6.500                          572           90,542,265        6.94           41.22           7.981
6.501 - 7.000                          256           33,822,818        2.59           39.84           8.441
7.001 - 7.500                           82            8,759,709        0.67           40.08           8.867
7.501 - 8.000                           11            1,268,610        0.10           36.84           9.317
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       GROSS MARGIN                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         729            60.76%           360             360               0
3.001 - 3.500                         715            76.80            360             360               0
3.501 - 4.000                         676            78.04            360             360               0
4.001 - 4.500                         651            78.85            360             360               0
4.501 - 5.000                         646            82.49            360             360               0
5.001 - 5.500                         640            88.39            360             360               0
5.501 - 6.000                         620            90.45            360             360               0
6.001 - 6.500                         612            91.20            360             360               0
6.501 - 7.000                         594            91.03            360             360               0
7.001 - 7.500                         577            89.82            360             360               0
7.501 - 8.000                         567            89.91            360             359               1
TOTAL:                                649            83.33%           360             360               0

INITIAL PERIODIC RATE CAP

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       INITIAL CAP                   LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1.000                                   98      $    22,693,428        1.74%          40.94%          5.914%
2.000                                    6            1,529,132        0.12           43.84           7.303
3.000                                6,071        1,280,590,843       98.14           44.08           6.766
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       INITIAL CAP                   SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
1.000                                 652            81.27%           360             360               0
2.000                                 608            79.53            360             360               0
3.000                                 649            83.37            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

PERIODIC RATE CAP

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       PERIODIC CAP                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
1.000                                6,175      $ 1,304,813,403      100.00%          44.02%          6.752%
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       PERIODIC CAP                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
1.000                                 649            83.33%           360             360               0
TOTAL:                                649            83.33%           360             360               0

RANGE OF MAXIMUM INTEREST RATES

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       MAXMIMUM RATE                 LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                          3      $       802,800        0.06%          49.35%           4.412%
10.501 - 11.000                         41           11,511,282        0.88           46.06            4.867
11.001 - 11.500                        254           70,222,431        5.38           47.16            5.388
11.501 - 12.000                        819          220,576,612       16.90           46.49            5.851
12.001 - 12.500                      1,200          298,749,040       22.90           45.22            6.326
12.501 - 13.000                      1,299          280,449,625       21.49           43.33            6.816
13.001 - 13.500                        973          186,062,413       14.26           42.07            7.317
13.501 - 14.000                        816          135,138,753       10.36           41.80            7.799
14.001 - 14.500                        427           61,606,766        4.72           41.26            8.304
14.501 - 15.000                        263           31,832,469        2.44           40.22            8.767
15.001 - 15.500                         64            6,301,191        0.48           39.28            9.275
15.501 - 16.000                         15            1,522,020        0.12           33.82            9.697
16.001 - 16.500                          1               38,000        0.00            0.00           10.375
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%           6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       MAXIMUM RATE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                       679            80.00%           360             359               1
10.501 - 11.000                       694            73.77            360             360               0
11.001 - 11.500                       692            78.59            360             360               0
11.501 - 12.000                       679            79.47            360             360               0
12.001 - 12.500                       662            80.93            360             360               0
12.501 - 13.000                       645            83.47            360             360               0
13.001 - 13.500                       630            86.57            360             360               0
13.501 - 14.000                       614            88.42            360             360               0
14.001 - 14.500                       611            89.91            360             360               0
14.501 - 15.000                       604            90.23            360             360               0
15.001 - 15.500                       594            90.54            360             360               0
15.501 - 16.000                       665            94.41            360             360               0
16.001 - 16.500                       726            95.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

RANGE OF MINIMUM INTEREST RATES

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
                                   MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
       MINIMUM RATE                  LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                            3      $       802,800        0.06%          49.35%           4.412%
4.501 - 5.000                           40           11,314,682        0.87           46.22            4.854
5.001 - 5.500                          254           70,222,431        5.38           47.16            5.388
5.501 - 6.000                          820          220,773,212       16.92           46.48            5.851
6.001 - 6.500                        1,200          298,749,040       22.90           45.22            6.326
6.501 - 7.000                        1,299          280,449,625       21.49           43.33            6.816
7.001 - 7.500                          973          186,062,413       14.26           42.07            7.317
7.501 - 8.000                          816          135,138,753       10.36           41.80            7.799
8.001 - 8.500                          427           61,606,766        4.72           41.26            8.304
8.501 - 9.000                          263           31,832,469        2.44           40.22            8.767
9.001 - 9.500                           64            6,301,191        0.48           39.28            9.275
9.501 - 10.000                          15            1,522,020        0.12           33.82            9.697
10.001 - 10.500                          1               38,000        0.00            0.00           10.375
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%           6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
                                    CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
       MINIMUM RATE                  SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         679            80.00%           360             359               1
4.501 - 5.000                         695            73.93            360             360               0
5.001 - 5.500                         692            78.59            360             360               0
5.501 - 6.000                         679            79.46            360             360               0
6.001 - 6.500                         662            80.93            360             360               0
6.501 - 7.000                         645            83.47            360             360               0
7.001 - 7.500                         630            86.57            360             360               0
7.501 - 8.000                         614            88.42            360             360               0
8.001 - 8.500                         611            89.91            360             360               0
8.501 - 9.000                         604            90.23            360             360               0
9.001 - 9.500                         594            90.54            360             360               0
9.501 - 10.000                        665            94.41            360             360               0
10.001 - 10.500                       726            95.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     ADJUSTABLE MORTGAGE LOANS

NEXT INTEREST ADJUSTMENT DATE

                                    NUMBER                         PERCENT OF
                                      OF           AGGREGATE        LOANS BY                          W.A.
     NEXT RATE ADJUSTMENT          MORTGAGE        PRINCIPAL        PRINCIPAL          W.A.           GROSS
            DATE                     LOANS          BALANCE          BALANCE           DTI           COUPON
--------------------------------------------------------------------------------------------------------------
January 01, 2005                         3      $       771,550        0.06%          43.36%          5.648%
February 01, 2005                        9            2,633,917        0.20           37.31           5.918
March 01, 2005                          86           19,287,961        1.48           41.34           5.924
August 01, 2005                          1              198,132        0.02           44.00           6.000
September 01, 2005                       5            1,331,000        0.10           43.82           7.497
April 01, 2006                           5              661,768        0.05           50.55           6.938
May 01, 2006                            11            2,876,856        0.22           48.59           6.322
June 01, 2006                           26            5,486,887        0.42           46.92           6.241
July 01, 2006                           55           12,074,676        0.93           44.37           6.538
August 01, 2006                        620          115,210,024        8.83           44.84           6.734
September 01, 2006                   3,585          759,573,734       58.21           44.60           6.868
October 01, 2006                        10            1,618,600        0.12           47.45           7.142
April 01, 2007                           2              640,213        0.05           51.38           5.846
May 01, 2007                             1              280,000        0.02           52.00           6.125
June 01, 2007                            4              377,722        0.03           41.51           7.516
July 01, 2007                           14            3,020,699        0.23           31.23           5.774
August 01, 2007                        188           34,909,680        2.68           43.47           6.591
September 01, 2007                     869          183,330,406       14.05           43.86           6.758
October 01, 2007                         2              350,400        0.03           54.41           6.008
June 01, 2009                           11            2,093,277        0.16           43.90           5.999
July 01, 2009                           20            5,440,789        0.42           40.93           6.064
August 01, 2009                         72           15,793,496        1.21           43.49           6.567
September 01, 2009                     573          135,614,017       10.39           41.28           6.418
October 01, 2009                         3            1,237,600        0.09           26.12           6.220
TOTAL:                               6,175      $ 1,304,813,403      100.00%          44.02%          6.752%

                                                     W.A.             W.A.            W.A.
                                     W.A.          COMBINED         ORIGINAL        REMAINING         W.A.
     NEXT RATE ADJUSTMENT           CREDIT         ORIGINAL          TERM TO         TERM TO          LOAN
            DATE                     SCORE            LTV           MATURITY        MATURITY           AGE
--------------------------------------------------------------------------------------------------------------
January 01, 2005                      680            84.86%           360             358               2
February 01, 2005                     658            77.20            360             359               1
March 01, 2005                        650            81.69            360             360               0
August 01, 2005                       645            69.91            360             359               1
September 01, 2005                    602            80.97            360             360               0
April 01, 2006                        597            77.60            360             355               5
May 01, 2006                          659            84.62            360             356               4
June 01, 2006                         635            82.80            360             357               3
July 01, 2006                         652            84.56            360             358               2
August 01, 2006                       641            81.18            360             359               1
September 01, 2006                    645            84.44            360             360               0
October 01, 2006                      599            80.91            360             360               0
April 01, 2007                        619            65.67            360             355               5
May 01, 2007                          612            80.00            360             356               4
June 01, 2007                         609            80.16            360             357               3
July 01, 2007                         668            72.69            360             358               2
August 01, 2007                       647            82.20            360             359               1
September 01, 2007                    649            83.84            360             360               0
October 01, 2007                      640            72.34            360             360               0
June 01, 2009                         659            83.85            360             357               3
July 01, 2009                         658            75.40            360             358               2
August 01, 2009                       667            81.99            360             359               1
September 01, 2009                    680            79.74            360             360               0
October 01, 2009                      667            80.00            360             360               0
TOTAL:                                649            83.33%           360             360               0


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.